October 14, 2004

DREYFUS PREMIER MUNICIPAL BOND FUND Supplement to Prospectus dated August 31, 2004

     The following information supersedes and replaces the information contained in the fourth paragraph in the section of the Fund’s Prospectus entitled “Management. ”

     The fund is co-managed by W. Michael Petty and James Welch. Mr. Petty has been employed by Dreyfus since June 1997. Mr. Welch has been the fund’s primary portfolio manager since November 2001 and has been a portfolio manager at Dreyfus since October 2001. For the five years prior to joining Dreyfus, Mr. Welch was a senior vice president and member of the portfolio management team at Back Bay Advisors. Messrs. Petty and Welch each manage several other Dreyfus municipal bond funds.

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